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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported) November 3, 1998





                          DIGITAL VIDEO SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


               0-28472                                    77-0333728
      (Commission File Number)              (I.R.S. Employer Identification No.)


       160 Knowles Drive
     Los Gatos,   CA                                         95032
(Address of principal executive offices)                   (Zip Code)



                                 (408) 874-8200
               (Registrant's telephone number, including area code)

                            Not Applicable
      (Former name or former address, if changed since last report)








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ITEM 5. OTHER EVENTS.

Attached hereto as Exhibit 99.1 is a Press Release announcing that Digital Video Systems, Inc. ("DVS") has entered into an Investment Agreement with Oregon Power Lending Institution ("OPLI") pursuant to which OPLI has the right to invest up to $10.0 million in DVS over the next seven (7) months, with an option to invest up to an additional $2.25 million over the next 24 months. DVS also announced that the Shareholder Meeting was postponed until November 25th to allow for a reconstitution of the Board, pursuant to which two new Board members recommended by OPLI will replace two existing Board members. A copy of the Investment Agreement is attached hereto as Exhibit 99.2.
































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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.


By:     /s/     Edward M. Miller, Jr..
        Edward M. Miller, Jr.
        President and Chief Executive Officer
        November 13, 1998

















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                                 EXHIBIT INDEX

The exhibits listed below are filed as part of this Current Report.

Exhibit No                      Description of Exhibit

99.1             Press Release of Registrant dated November 12, 1998

99.2 Investment Agreement by and between the registrant and Oregon Power Lending Institution